Exhibit 99.1
SPECIAL MEETING OF STOCKHOLDERS OF FIRST NIAGARA FINANCIAL GROUP, INC. , 2010 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. LEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1. 1. To approve the issuance of FOR AGAINST ABSTAIN First Niagara Financial Group, Inc. common stock to NewAlliance Bancshares, Inc. stockholders pursuant to the Agreement and Plan of Merger, dated as of August 18, 2010, as amended by and among First Niagara Financial Group, Inc., FNFG Merger Sub, Inc. and NewAlliance Bancshares, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2. FOR AGAINST ABSTAIN 2. To approve one or more adjournments of the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the stock issuance. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRELIMINARY COPIES—SUBJECT TO COMPLETION
FIRST NIAGARA FINANCIAL GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned stockholder hereby appoints JOHN R. KOELMEL, MICHAEL W. HARRINGTON and JOHN MINEO, and each of them, officers and proxies for the undersigned with full power of substitution, to act and vote, with the powers the undersigned would possess if personally present, at the special meeting of stockholders of First Niagara Financial Group, Inc., to be held at on      , 2010, at      and any adjournments or postponements thereof, as directed on the reverse side, with respect to the matters set forth on the reverse side and with discretionary authority on all other matters that may properly come before the meeting, as more fully described in the proxy statement received by the undersigned stockholder. If no direction is made, the proxy will be voted “FOR” Item 1 and “FOR” Item 2.
(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF FIRST NIAGARA FINANCIAL GROUP, INC. , 2010 PROXY VOTING INSTRUCTIONS INTERNET— Access “www.voteproxy.com” and follow the COMPANY NUMBER on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE— Call toll-free 1-800-PROXIES (1-800-776-9437) ACCOUNT NUMBER in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. MAIL— Sign, date and mail your proxy card in the envelope provided as soon as possible. Vote online/phone until 11:59 PM EST the day before the special meeting. IN PERSON— You may vote your shares of common stock in person by attending the special meeting. To vote by mail, please detach along perforated line and mail in the envelope provided. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒ THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 1. 1. To approve the issuance of FOR AGAINST ABSTAIN First Niagara Financial Group, Inc. common stock to NewAlliance Bancshares, Inc. stockholders pursuant to the Agreement and Plan of Merger, dated as of August 18, 2010, as amended by and among First Niagara Financial Group, Inc., FNFG Merger Sub, Inc. and NewAlliance Bancshares, Inc. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ITEM 2. FOR AGAINST ABSTAIN 2. To approve one or more adjournments of the ☐☐ ☐ special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the stock issuance.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Note: Please sign exactly as your name or names appear on this proxy. When shares of common stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.